Turtle Beach Appoints William Wyatt, the Founder and CIO of The Donerail Group, to the Company’s Board of Directors, Effective Immediately

Delivers on Commitment to Appointing a Shareholder Representative

Board Forms Value Enhancement Committee to Review a Broad Range of Strategic Opportunities

WHITE PLAINS, N.Y.--May 8, 2023--Turtle Beach Corporation (Nasdaq: HEAR, the “Company”), one of the world’s leading gaming accessory brands, today announced the appointment of William Wyatt to the Company’s Board of Directors (the “Board”), effective immediately.

In addition, the Board announced that it has formed a Value Enhancement Committee (the “Committee”) to review and assess a broad range of opportunities to maximize value for shareholders, including potential strategic transactions.

“There is strong progress underway at Turtle Beach, as evidenced by the Company’s improved 2023 revenue and adjusted EBITDA guidance,” said Terry Jimenez, Chairman of the Board at Turtle Beach. “I believe that the addition of Will as a shareholder representative with a sound understanding of our business after years of investing in the Company, along with being a key part of our newly created Value Enhancement Committee, will further extend our momentum of value creation for shareholders.”

Board Appointment

Mr. Wyatt is the Founder and Chief Investment Officer of The Donerail Group, a value-driven investment firm and one of the largest shareholders of Turtle Beach. He has over 15 years of financial services industry experience, having served as both an institutional investor and investment banker advising and investing in companies in the retail and consumer sectors. Prior to Donerail, he was a Portfolio Manager at Starboard Value LP, a New York-based investment adviser, where he served as the Head of Event Driven Investments. Mr. Wyatt also served in a variety of investment, advisory and leadership roles at Empyrean Capital, Magnetar Capital and Goldman Sachs.

“We are pleased to welcome Will to the Turtle Beach Board,” said Julia Sze, Chair of the Nominating and Governance Committee. “In addition to his perspective as one of the Company’s larger independent shareholders, Will brings capital markets acumen and significant M&A experience to the Board, and he has a strong track record developing successful financial strategies. Will and his team at Donerail have dedicated significant time over the last two years to understanding Turtle Beach’s business, and we look forward to leveraging his insights as we continue taking action to enhance value for Turtle Beach shareholders.”

“Turtle Beach has tremendous financial upside potential, and I am excited to join the Board at such an important time,” said Mr. Wyatt. “I am pleased with the recent governance actions that the Board has taken, in line with feedback that I, and many of my fellow shareholders, have provided. Looking ahead, I am committed to working with the significantly refreshed Board to unlock the substantial shareholder value that exists at Turtle Beach.”

Mr. Wyatt’s appointment fulfills the Board’s recently announced commitment to appoint a shareholder representative.  In accordance with the Company’s bylaws, to accommodate the addition of Mr. Wyatt to the Board, the Board has temporarily expanded the size of the Board to ten members. The Board intends to later reduce the size of the Board as of the 2023 Annual Meeting of Stockholders, which the Board believes will facilitate management of an efficient board size given that Mr. Stark and Mr. Keitel have informed the Board of their intention not to stand for re-election at the 2023 annual meeting, as previously disclosed.

Formation of Value Enhancement Committee

The Value Enhancement Committee will review a broad range of opportunities to maximize value for shareholders, including potential strategic transactions. Mr. Jimenez will serve as Chair of the Committee with Mr. Wyatt and Dr. Andrew Wolfe, all of whom are independent directors, joining as members of the Committee.

The Committee will be focused on both short- and long-term revenue, profit and cash flow optimization and capital allocation, and will also explore a range of potential strategic paths to maximize value for shareholders. The Committee is moving forward with purpose and will be guided by our commitment to act in the best interests of all shareholders.

The Company notes that there can be no assurances that the review will result in a transaction or announcement of any kind. Turtle Beach does not intend to comment further regarding the review unless or until it is determined that further disclosure is appropriate or required by law.

Dechert LLP and Vinson & Elkins L.L.P. are serving as legal advisors to the Company.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to logistic and supply chain challenges, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business, including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, the Company’s liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Company’s other periodic reports filed with the SEC. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. The Company intends to file a definitive proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2022 Annual Meeting of Shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://corp.turtlebeach.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://corp.turtlebeach.com/.

About Turtle Beach Corporation

Turtle Beach Corporation (corp.turtlebeach.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach’s ROCCAT brand (www.roccat.com) combines detail-loving German innovation with a genuine passion for designing the best PC gaming products, including award-winning keyboards, mice, headsets, mousepads, and other PC accessories. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: HEAR.

Contacts
Media Information:
Joele Frank, Wilkinson Brimmer Katcher
Jed Repko / Nick Lamplough / Arielle Rothstein
212.355.4449

Investor Information:
Cody Slach or Alex Thompson
Gateway Investor Relations
949.574.3860
hear@gatewayir.com